UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Zoran Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZORAN CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

The proxy statement and annual report to security holders are available at www.proxyvote.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 05/29/2008 to facilitate timely delivery.

ZORAN CORPORATION
1390 KIFER ROAD
SUNNYVALE, CA 94086

Stockholder Meeting to be held on 06/12/08

Proxy Material Available

•                  Notice and Proxy Statement

•                  Annual Report

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/29/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET	- www.proxyvote.com
2) BY TELEPHONE	- 1-800-579-1639
3) BY E-MAIL*	- sendmaterial@proxyvote.com

* If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type:	Annual
Meeting Date:	06/12/08
Meeting Time:	9:00 A.M. PDT
For holders as of:	04/21/08

Meeting Location:

Zoran Corporation

1390 Kifer Road

Sunnyvale, CA 94086

Meeting Directions:

For Meeting Directions Please Call: 408-523-6500

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

A vote FOR the following proposals is recommended by the Board of Directors:

1.               To elect the following eight (8) persons as directors to hold office until their respective successors are elected and qualified:

Nominees:

01)	Levy Gerzberg, Ph.D.
02)	Uzia Galil
03)	Raymond A. Burgess
04)	James D. Meindl, Ph.D.
05)	James B. Owens, Jr.
06)	David Rynne
07)	Arthur B. Stabenow
08)	Philip M. Young

2.               To approve an increase in the maximum aggregate number of shares that may be issued under the Company’s 2005 Equity Incentive Plan by 2,500,000 shares.

3.               To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008.

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